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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  ------------




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 18, 1996
                                                  -----------------



                          EAGLE-PICHER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



          OHIO                    1-1499             31-0268670
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(State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)         File Number)       Identification
                                                       Number)



        580 Walnut St., 13th Floor, P.O. Box 779, Cincinnati, Ohio 45201
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  513-721-7010
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                                (Not Applicable)
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy or Receivership.
         ---------------------------


         As previously reported, on January 7, 1991 (the "Petition Date"), Eagle-Picher Industries, Inc. (the "Company") and seven of its domestic subsidiaries (collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"). Since the Petition Date, the Debtors have operated their respective businesses as debtors in possession in accordance with the provisions of the Bankruptcy Code.

         On November 18, 1996, the United States District Court for the Southern District of Ohio, Western Division (the "District Court"), and the Bankruptcy Court entered an Order on Confirmation of Plan and Findings of Fact and Conclusions of Law Re Confirmation of the Third Amended Consolidated Plan of Reorganization of the Debtors, As Modified (collectively, the "Confirmation Orders"), which confirmed the Company's Third Amended Consolidated Plan of Reorganization, dated August 28, 1996, as modified (the "Plan"). The effective date of the Plan occurred on November 29, 1996 (the "Effective Date"), and the Plan was substantially consummated on such date.

         The Plan was proposed jointly by the Debtors, the Injury Claimants' Committee (the "ICC") and the Legal Representative for Future Claimants (the "RFC"). The ICC and the RFC represented the interests of present and future asbestos-related and lead-related personal injury claimants, respectively, in the Debtors' chapter 11 cases. The Plan was also supported by the Unsecured Creditors' Committee (the "UCC"), which also was appointed in the Debtors' chapter 11 cases.

         The Plan is based on a settlement of $2.0 billion for the Company's liability for present and future asbestos-related personal injury claims. Pursuant to the Plan, all present and future asbestos-related and lead-related personal injury claims will be channeled to and resolved by an independently administered claims trust (the "PI Trust"). Based on the settlement of $2.0 billion for the Company's liability with respect to present and future asbestos-related personal injury claims, the Company's estimate that all other allowed prepetition claims aggregate approximately $157 million, and the value of the equity of the reorganized Company, each holder of a prepetition general unsecured claim, including environmental claims but excluding asbestos-related or lead-related personal injury claims and asbestos-related property damage claims, will receive a distribution having a value equal to approximately 37% of its claim. Such distribution will be paid 1/2 in cash and 1/2 in notes having a three-year maturity.

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         The Plan also provides for the resolution and discharge of all asbestos-related property damage claims, which will be channeled to and resolved by a second trust funded with $3 million in cash (the "PD Trust"). Claims entitled to priority under the Bankruptcy Code and convenience claims (prepetition general unsecured claims of $500 or less or claims that are reduced to that amount) will be paid in full, in cash.

         Pursuant to the Plan, on the Effective Date, the PI Trust received consideration consisting of ten-year debentures of the reorganized Company in the principal amount of $250 million, cash in the approximate amount of $51 million, three-year notes of the reorganized Company in the principal amount of approximately $18 million, other notes of the reorganized Company in the principal amount of approximately $69 million which mature in 1998, and all of the common stock of the reorganized Company. The aggregate value of the consideration distributed or to be distributed to the PI Trust is estimated to equal approximately 37% of the $2.0 billion settlement amount for the Company's liability for present and future asbestos-related personal injury claims.

         Initial distributions under the Plan will be made to holders of allowed prepetition claims within ten days after the Effective Date. A final distribution will be made to all unsecured claimants and to the PI Trust when all claims asserted in the Debtors' chapter 11 cases (other than those claims channeled to the PI Trust and the PD Trust) are resolved.

         The Disclosure Statement, dated August 28, 1996, relating to the Plan (the "Disclosure Statement") is filed as Exhibit 99.0 hereto and incorporated herein by reference. The Disclosure Statement is qualified in its entirety by reference to the full text of the Plan, the exhibits to the Plan and to the Disclosure Statement, the modifications to the Plan and the Confirmation Orders, filed as Exhibits 2.0 through 2.8 hereto and incorporated herein by reference.

         Immediately prior to the Effective Date, 11,040,932 shares of the Company's common stock were issued and outstanding. On the Effective Date, all of such shares were cancelled, and ten million shares of common stock of the reorganized Company were issued to the PI Trust, which shares constitute all of the issued and outstanding shares of the reorganized Company.

         The information as to the assets and liabilities of the Company set forth in the document entitled, "Eagle-Picher Industries, Inc. Significant Assumptions for Financial Projections," filed as Exhibit 2.3 hereto, is incorporated herein by reference.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EAGLE-PICHER INDUSTRIES, INC.
                                                   (Registrant)




Date:  December   3  , 1996                By:    /s/ James A. Ralston
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                                                    James A. Ralston
                                                     Vice President, General
                                                       Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit Number
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    2.0                    Third Amended Consolidated Plan of Reorganization, as
                           filed with the Bankruptcy Court on August 28, 1996 (incorporated by reference to Exhibit T3E.1 to the Company's Form T-3 dated November 8, 1996).

    2.1 Exhibits to the Third Amended Consolidated Plan of Reorganization, as filed with the Bankruptcy Court on October 24, 1996 (Exhibits 1.1.8, 1.1.9 and 1.1.56
                           are incorporated by reference to Exhibits T3A.2, T3B.2 and T3C, respectively, to the Company's Form T-3 dated November 8, 1996).

    2.2 Modifications to the Third Amended Consolidated Plan of Reorganization, as filed with the Bankruptcy Court on November 13, 1996.

    2.3 Certain exhibits filed in connection with the confirmation hearing held on November 13, 1996.

    2.4 Certificate of Reorganization and Certificate of Amended and Restated Articles of Incorporation of the reorganized Applicant, dated November 29, 1996.

    2.5                    Management Contracts, dated November 29, 1996.

    2.6 Eagle-Picher Industries, Inc. Personal Injury Settlement Trust Agreement, dated November 29, 1996.

    2.7                    Order on Confirmation of Plan, entered November
                           18, 1996.

    2.8 Findings of Fact and Conclusions of Law Re Confirmation of the Third Amended Consolidated Plan of Reorganization of the Debtors, as Modified, entered November 18, 1996.

    99.0 Disclosure Statement for Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (including the appendices and exhibits attached thereto) (incorporated by reference to Exhibit T3E.1 to the Company's Form T-3 dated November 8, 1996).

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